Asset Impairment and Exit Charges	12 Months Ended
Dec. 31, 2011
Asset Impairment and Exit Charges [Abstract]
Asset Impairment and Exit Charges

Note 4 — Asset Impairment and Exit Charges

On May 28, 2010, RAI announced that its operating companies were taking steps to optimize cigarette-manufacturing efficiencies, while complying with new regulatory requirements. During 2010, RJR Tobacco announced plans to close the Whitaker Park cigarette manufacturing facility by mid-2011 which, due to additional demand, has been extended to early 2012, and a factory in Yabucoa, Puerto Rico has closed. Production from those facilities will be transferred to RJR Tobacco’s facility in Tobaccoville, North Carolina. As a result of these actions, approximately 60 manufacturing positions in Puerto Rico were eliminated, and affected employees received severance benefits. In connection with these actions, during 2010, RJR Tobacco recorded an asset impairment of $24 million, and $14 million was recorded in the All Other segment, primarily for asset impairment, and to a lesser extent, severance that was substantially paid during 2010.